Virtus Greater Asia ex Japan Opportunities Fund

and Virtus Greater European Opportunities Fund,

each a series of Virtus Opportunities Trust

Supplement dated April 23, 2009 to the Prospectus dated March 2, 2009

AVAILABILITY OF SHARES

Shares of the Virtus Greater Asia ex Japan Opportunities Fund and the Virtus Greater European Opportunities Fund are now available for purchase. Therefore, the Supplement dated March 2, 2009 to the Prospectus dated March 2, 2009 stating that the funds are not yet available for purchase is no longer applicable to the referenced funds.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8006/GAeJOF&GEOF (4/09)

Virtus Greater Asia ex Japan Opportunities Fund,

a series of Virtus Opportunities Trust

Supplement dated April 23, 2009 to the Prospectus dated March 2, 2009

IMPORTANT NOTICE TO INVESTORS

The first sentence of the first arrowed strategy under “Principal Investment Strategies” on page 13 of the fund’s prospectus is hereby restated as follows: “Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Asia (excluding Japan), including issuers in emerging markets.”

Investors should retain this supplement with the Prospectus for future reference.

VOT 8006/GAeJOFStrat (4/09)